UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 26, 2006
BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055

(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

217 North Fourth Avenue, Sturgeon Bay, Wisconsin	54235

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(920) 743-5551
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Press Release

Item 2.02. Results of Operations and Financial Condition.
On April 26, 2006, Baylake Corp. announced its results for the first quarter of fiscal 2006, ended March 31, 2006. A copy of Baylake Corp.’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006	BAYLAKE CORP. (Registrant)
	By:	/s/ Steven Jennerjohn
Steven Jennerjohn
Chief Financial Officer

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